UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2003

META Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27280
(State or other jurisdiction of incorporation)	(Commission file number)

06-0971675
(IRS Employer Identification No.)

208 Harbor Drive, Stamford, Connecticut	06912-0061
(Address of principal executive office)	(Zip Code)

(203) 973-6700
(Registrant’s telephone number, including area code)

No change since last report
(Former name or address, if changed since last report)

Item 9. Regulation FD Disclosure

See the attached press release reporting second quarter 2003 earnings of META Group, Inc. (the “Company”) hereby furnished under Item 12 (Results of Operations and Financial Condition).

-more-

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META Group, Inc.

Date: August 11, 2003	By:	/s/ Alfred J. Amoroso
Vice Chairman of the Board of Directors, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release reporting second quarter 2003 earnings of META Group, Inc.